UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2019

Univar Solutions Inc.

(Exact name of registrant specified in its charter)

Delaware	001-37443	26-1251958
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

(331) 777-6000

(Registrant’s telephone number, including area code)

Univar Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 1, 2019, Univar Solutions Inc. (the “Company”) filed a Current Report on Form 8-K (the “Nexeo 8-K”) to report, among other things, under Item 2.01, the completion of its acquisition of Nexeo Solutions, Inc. (“Nexeo”), which occurred on February 28, 2019. On March 29, 2019, the Company announced that it completed the sale of the plastics distribution business of Nexeo (the “Plastics Business”) to an affiliate of One Rock Capital Partners, LLC. On April 3, 2019, the Company filed an amendment to the Nexeo 8-K on Form 8-K/A in order to provide the financial information required by Item 9.01 of Form 8-K, which included as Exhibit 99.5 the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2018. The unaudited pro forma condensed combined financial information gave effect to the acquisition of Nexeo and the sale of the Plastics Business as if they had occurred on January 1, 2018.

The Company is filing this Current Report on Form 8-K to update the previously filed pro forma financial information with the unaudited pro forma condensed combined statement of operations of the Company for the six months ended June 30, 2019. An unaudited pro forma condensed combined balance sheet as of June 30, 2019 is not included because the acquisition of Nexeo and the sale of the Plastics Business are reflected in the Company’s historical balance sheet as of June 30, 2019.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2018 and the six months ended June 30, 2019 and the related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The unaudited pro forma condensed combined statements of operations give effect to the acquisition of Nexeo and the sale of the Plastics Business as if they had occurred on January 1, 2018.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Statement of Operations of Univar Solutions Inc. for the year ended December 31, 2018 and the six months ended June 30, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2019	UNIVAR SOLUTIONS INC.

	By:	/s/ Jeffrey W. Carr
	Name:	Jeffrey W. Carr
	Title:	Senior Vice President, General Counsel and Secretary